Moody National REIT, Inc. POS AM
Exhibit 10.95

GUARANTY

This Guaranty ("Guaranty") is executed as of January 29, 2014, by Brett C. Moody, an individual residing in the State of Texas ("Guarantor"), in favor of and for the benefit of MIF, L.L.C., a Delaware limited liability company ("Franchisor"). In consideration of and as an inducement to Franchisor to execute the Relicensing Franchise Agreement dated as of January 29, 2014 (as such agreement may be amended, supplemented, restated or otherwise modified, the "Agreement"), by and between Franchisor and Moody National TPS Newark MT, LLC, a Delaware limited liability company ("Franchisee"), Guarantor hereby agrees as follows:

1. Guarantor hereby unconditionally warrants to Franchisor and its successors and assigns that all of Franchisee's representations and warranties (i) in any application submitted by or on behalf of Franchisee to Franchisor in connection with any Marriott Agreement and (ii) in any Marriott Agreement are true, accurate and complete as of the time made and as of the date hereof. Further, Guarantor unconditionally guarantees that all of Franchisee's obligations under the Agreement and any other Marriott Agreement will be punctually paid and performed.

2. Upon default by Franchisee and notice from Franchisor, Guarantor will immediately make each payment and perform each obligation required by Franchisee under the Agreement and any other Marriott Agreement. Franchisor may extend, modify or release any indebtedness or obligation of Franchisee, or settle, adjust or compromise any claims against Franchisee without notice to Guarantor and any such action will not affect the obligations of Guarantor under this Guaranty. Guarantor hereby waives notice of any amendment, supplement, restatement or other modification of the Agreement and any other Marriott Agreement and notice of demand for payment or performance by Franchisee. Guarantor's guarantee hereunder will extend to any extension or renewal of the Agreement and any other Marriott Agreement.

3. Guarantor hereby agrees that the obligations of Guarantor under this Guaranty will not be reduced, limited, terminated, discharged, impaired or otherwise affected by: (i) Franchisee's failure to pay a fee or provide other consideration to Guarantor in consideration for the issuance of this Guaranty; (ii) the occurrence or continuance of a default under the Agreement or any other Marriott Agreement; (iii) any assignment of the Agreement or any other Marriott Agreement; (iv) any modification or amendment of, or waiver or consent or other action taken with respect to, the Agreement or any other Marriott Agreement, including any indulgence in or extension of time for the payment of any amounts payable of Franchisee under or in connection with the Agreement or any other Marriott Agreement or for the performance of any other obligation of Franchisee under the Agreement or any other Marriott Agreement (any of which modifications, amendments, waivers or consents may be agreed to or granted without the approval or consent of Guarantor); (v) the voluntary or involuntary liquidation, sale or other disposition of all or any portion of Franchisee's assets, or the receivership, insolvency, bankruptcy, reorganization or similar proceedings affecting Franchisee or its assets or the release or discharge of Franchisee from any of its obligations under the Agreement or any other Marriott Agreement or (vi) any change of circumstances, whether or not foreseeable, and whether or not any such change does or might vary the risk of Guarantor hereunder. No failure of Franchisor to exercise any power or right hereunder, or to insist upon compliance by Guarantor with any term hereof will constitute a waiver of Franchisor's right thereafter to demand full compliance with any term herein.

4. This Guaranty constitutes a guaranty of payment and performance and not of collection, and Guarantor specifically waives any obligation of Franchisor to proceed against Franchisee on any money or property held by Franchisee or by any other Person as collateral security, by way of set-off or otherwise or against any other guarantor. Guarantor further agrees that this Guaranty will continue to be effective or be reinstated as the case may be, if at any time payment of any of the guaranteed obligations

is rescinded or must otherwise be restored or returned by Franchisor upon the insolvency, bankruptcy or reorganization of Franchisee or Guarantor, all as though such payment has not been made.

5. Except as otherwise expressly set forth herein, all notices, requests, demands, statements and other communications required or permitted to be given hereunder will be in writing and will be delivered by nationally recognized overnight courier service to Franchisor at the address set forth in the Agreement and to Guarantor at the address set forth below or for either at such other address as may be designated by Guarantor or by Franchisor, and such communication will be effective three days after the day sent. This Guaranty may be amended only by a written instrument signed by a duly authorized representative of each of Guarantor and Franchisor.

6. Guarantor hereby unconditionally and irrevocably waives notice of acceptance of this Guaranty, presentment, demand, diligence, protest and notice of dishonor or of any other kind to which Guarantor otherwise might be entitled under applicable law.

7. Guarantor agrees to pay Franchisor all expenses, including reasonable attorneys' fees and court costs, incurred by Franchisor, its subsidiaries, Affiliates, or any of their respective successors and assigns, to remedy any defaults of or enforce any rights under this Guaranty, the Agreement or any other Marriott Agreement, effect termination of this Guaranty, the Agreement or any other Marriott Agreement, or to collect any amounts due under this Guaranty, the Agreement or any other Marriott Agreement.

8. If more than one Person has executed this Guaranty as a Guarantor hereunder, the liability of each such Guarantor will be joint, several and primary. This Guaranty may be executed in any number of counterparts, each of which will be deemed an original, but all of which, when taken together, will constitute one and the same instrument. Delivery of an executed signature page to this Guaranty by electronic transmission will be effective as delivery of a manually signed counterpart of this Guaranty.

9. Upon the death of any individual Guarantor, the estate of such Guarantor will be bound by this Guaranty but only for defaults and obligations hereunder existing at the time of death, and the obligations of any other Guarantors will continue in full force and effect.

10. Guarantor represents and warrants to Franchisor that: (i) neither Guarantor (including any and all of its directors and officers), nor any of its Affiliates or the funding sources for any of the foregoing is a Specially Designated National or Blocked Person; (ii) neither Guarantor nor any of its Affiliates is directly or indirectly owned or controlled by the government of any country that is subject to an embargo by the United States government; and (iii) neither Guarantor nor any of its Affiliates is acting on behalf of a government of any country that is subject to such an embargo. Guarantor further represents and warrants that it is in compliance with any applicable anti-money laundering law, including the USA Patriot Act. Guarantor agrees that it will notify Franchisor in writing immediately upon the occurrence of any event that would render the foregoing representations and warranties of this Section 10 incorrect.

11. This Guaranty is executed pursuant to, and will be construed under and governed by, the laws of the State of Maryland, without regard to its conflict of laws provisions. Guarantor hereby submits itself to the non-exclusive jurisdiction of the courts of the State of Maryland, United States of America, in any suit, action, or proceeding arising, directly or indirectly, out of or relating to this Guaranty; and so far as is permitted under applicable law, this consent to personal jurisdiction will be self-operative. Unless specifically defined herein, all capitalized terms used in this Guaranty will have the same meanings set forth in the Agreement.

12. GUARANTOR HEREBY ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY AND THE RIGHT TO CLAIM OR

RECEIVE PUNITIVE DAMAGES IN ANY LITIGATION, ACTION, CLAIM, SUIT OR PROCEEDING, AT LAW OR IN EQUITY, ARISING OUT OF, PERTAINING TO OR IN ANY WAY ASSOCIATED WITH THE COVENANTS, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES SET FORTH IN THIS GUARANTY, THE RELATIONSHIPS OF THE PARTIES HERETO, WHETHER AS "GUARANTOR" OR OTHERWISE, THE AGREEMENT OR ANY OTHER MARRIOTT AGREEMENT, OR ANY ACTIONS OR OMISSIONS IN CONNECTION WITH ANY OF THE FOREGOING. THE FOREGOING PROVISIONS OF THIS SECTION CONSTITUTE THE WRITTEN CONSENT OF GUARANTOR TO WAIVE RIGHT TO A JURY TRIAL, AS CONTEMPLATED BY CCP 631(d)(2) AND FRANCHISOR MAY SUBMIT THE PROVISIONS OF THIS SECTION TO THE APPLICABLE COURT OR JUDICIAL BODY TO EVIDENCE SUCH CONSENT.**

{Signatures appear on the following page.}

IN WITNESS WHEREOF, the undersigned has executed this Guaranty, under seal, as of the date first above written.

GUARANTOR:

WITNESS:

BRETT C. MOODY

____
Witness

______________________ (SEAL)
Brett C. Moody, an individual

ADDRESS FOR NOTICES TO GUARANTOR:

6363 Woodway, Suite 110
Houston, TX 77057

MOODY SPOUSAL CONSENT

TO THE GUARANTY AND OTHER FRANCHISE DOCUMENTS

January 29, 2014

My spouse, BRETT C. MOODY, a resident of the State of Texas ("Guarantor"), has personally guaranteed payment and performance of obligations (collectively, the "Obligations") of Moody National TPS Newark MT, LLC (the "Franchisee") under the TownePlace Suites by Marriott Relicensing Franchise Agreement dated as of the date hereof between Franchisee and Marriott International, Inc. ("Franchisor"), for the TownePlace Suites by Marriott hotel located at 39802 Cedar Boulevard, Newark, CA 94560 (as such agreement may be amended, supplemented, restated or otherwise modified, the "Franchise Agreement"), pursuant to a Guaranty executed by Guarantor as of the date hereof, a copy of which is attached hereto as Exhibit 1 (the "Guaranty," and together with the Franchise Agreement and the other documents related thereto, including, without limitation, any letter agreements to which each of Franchisee and Franchisor are a party, the "Franchise Documents"). All defined terms used but not defined herein have the meanings given to them in the Guaranty.

I hereby acknowledge and agree that pursuant to the Franchise Documents, the community assets of the marital estate of Guarantor and me (the "Community Property") may, under certain circumstances, be subject to the rights of Franchisor under the Franchise Documents. I hereby consent to and ratify the execution, delivery and performance of each of the Franchise Documents by my spouse and agree that my interest in the Community Property shall be irrevocably bound by the terms of such instruments. In connection therewith, I hereby waive any rights I may have to the contrary under Section 3.202 of the Texas Family Code or under any other provisions of Texas law. You may rely on my consent to, and ratification of, such acts of my spouse in granting the franchise under the Franchise Agreement to Franchisee, and in entering into the Franchise Documents.

I acknowledge receipt of copies of the Franchise Documents signed or to be signed by my spouse and copies of all other Franchise Documents.

Amy Moody

Name: Amy Carter Moody

Exhibit 1

Guaranty

[SEE ATTACHED]

GUARANTY

This Guaranty ("Guaranty") is executed as of January 29, 2014, by Brett C. Moody, an individual residing in the State of Texas ("Guarantor"), in favor of and for the benefit of MIF, L.L.C., a Delaware limited liability company ("Franchisor"). In consideration of and as an inducement to Franchisor to execute the Relicensing Franchise Agreement dated as of January 29, 2014 (as such agreement may be amended, supplemented, restated or otherwise modified, the "Agreement"), by and between Franchisor and Moody National TPS Newark MT, LLC, a Delaware limited liability company ("Franchisee"), Guarantor hereby agrees as follows:

1. Guarantor hereby unconditionally warrants to Franchisor and its successors and assigns that all of Franchisee's representations and warranties (i) in any application submitted by or on behalf of Franchisee to Franchisor in connection with any Marriott Agreement and (ii) in any Marriott Agreement are true, accurate and complete as of the time made and as of the date hereof. Further, Guarantor unconditionally guarantees that all of Franchisee's obligations under the Agreement and any other Marriott Agreement will be punctually paid and performed.

2. Upon default by Franchisee and notice from Franchisor, Guarantor will immediately make each payment and perform each obligation required by Franchisee under the Agreement and any other Marriott Agreement. Franchisor may extend, modify or release any indebtedness or obligation of Franchisee, or settle, adjust or compromise any claims against Franchisee without notice to Guarantor and any such action will not affect the obligations of Guarantor under this Guaranty. Guarantor hereby waives notice of any amendment, supplement, restatement or other modification of the Agreement and any other Marriott Agreement and notice of demand for payment or performance by Franchisee. Guarantor's guarantee hereunder will extend to any extension or renewal of the Agreement and any other Marriott Agreement.

3. Guarantor hereby agrees that the obligations of Guarantor under this Guaranty will not be reduced, limited, terminated, discharged, impaired or otherwise affected by: (i) Franchisee's failure to pay a fee or provide other consideration to Guarantor in consideration for the issuance of this Guaranty; (ii) the occurrence or continuance of a default under the Agreement or any other Marriott Agreement; (iii) any assignment of the Agreement or any other Marriott Agreement; (iv) any modification or amendment of, or waiver or consent or other action taken with respect to, the Agreement or any other Marriott Agreement, including any indulgence in or extension of time for the payment of any amounts payable of Franchisee under or in connection with the Agreement or any other Marriott Agreement or for the performance of any other obligation of Franchisee under the Agreement or any other Marriott Agreement (any of which modifications, amendments, waivers or consents may be agreed to or granted without the approval or consent of Guarantor); (v) the voluntary or involuntary liquidation, sale or other disposition of all or any portion of Franchisee's assets, or the receivership, insolvency, bankruptcy, reorganization or similar proceedings affecting Franchisee or its assets or the release or discharge of Franchisee from any of its obligations under the Agreement or any other Marriott Agreement or (vi) any change of circumstances, whether or not foreseeable, and whether or not any such change does or might vary the risk of Guarantor hereunder. No failure of Franchisor to exercise any power or right hereunder, or to insist upon compliance by Guarantor with any term hereof will constitute a waiver of Franchisor's right thereafter to demand full compliance with any term herein.

4. This Guaranty constitutes a guaranty of payment and performance and not of collection, and Guarantor specifically waives any obligation of Franchisor to proceed against Franchisee on any money or property held by Franchisee or by any other Person as collateral security, by way of set-off or otherwise or against any other guarantor. Guarantor further agrees that this Guaranty will continue to be effective or be reinstated as the case may be, if at any time payment of any of the guaranteed obligations

is rescinded or must otherwise be restored or returned by Franchisor upon the insolvency, bankruptcy or reorganization of Franchisee or Guarantor, all as though such payment has not been made.

5. Except as otherwise expressly set forth herein, all notices, requests, demands, statements and other communications required or permitted to be given hereunder will be in writing and will be delivered by nationally recognized overnight courier service to Franchisor at the address set forth in the Agreement and to Guarantor at the address set forth below or for either at such other address as may be designated by Guarantor or by Franchisor, and such communication will be effective three days after the day sent. This Guaranty may be amended only by a written instrument signed by a duly authorized representative of each of Guarantor and Franchisor.

6. Guarantor hereby unconditionally and irrevocably waives notice of acceptance of this Guaranty, presentment, demand, diligence, protest and notice of dishonor or of any other kind to which Guarantor otherwise might be entitled under applicable law.

7. Guarantor agrees to pay Franchisor all expenses, including reasonable attorneys' fees and court costs, incurred by Franchisor, its subsidiaries, Affiliates, or any of their respective successors and assigns, to remedy any defaults of or enforce any rights under this Guaranty, the Agreement or any other Marriott Agreement, effect termination of this Guaranty, the Agreement or any other Marriott Agreement, or to collect any amounts due under this Guaranty, the Agreement or any other Marriott Agreement.

8. If more than one Person has executed this Guaranty as a Guarantor hereunder, the liability of each such Guarantor will be joint, several and primary. This Guaranty may be executed in any number of counterparts, each of which will be deemed an original, but all of which, when taken together, will constitute one and the same instrument. Delivery of an executed signature page to this Guaranty by electronic transmission will be effective as delivery of a manually signed counterpart of this Guaranty.

9. Upon the death of any individual Guarantor, the estate of such Guarantor will be bound by this Guaranty but only for defaults and obligations hereunder existing at the time of death, and the obligations of any other Guarantors will continue in full force and effect.

10. Guarantor represents and warrants to Franchisor that: (i) neither Guarantor (including any and all of its directors and officers), nor any of its Affiliates or the funding sources for any of the foregoing is a Specially Designated National or Blocked Person; (ii) neither Guarantor nor any of its Affiliates is directly or indirectly owned or controlled by the government of any country that is subject to an embargo by the United States government; and (iii) neither Guarantor nor any of its Affiliates is acting on behalf of a government of any country that is subject to such an embargo. Guarantor further represents and warrants that it is in compliance with any applicable anti-money laundering law, including the USA Patriot Act. Guarantor agrees that it will notify Franchisor in writing immediately upon the occurrence of any event that would render the foregoing representations and warranties of this Section 10 incorrect.

11. This Guaranty is executed pursuant to, and will be construed under and governed by, the laws of the State of Maryland, without regard to its conflict of laws provisions. Guarantor hereby submits itself to the non-exclusive jurisdiction of the courts of the State of Maryland, United States of America, in any suit, action, or proceeding arising, directly or indirectly, out of or relating to this Guaranty; and so far as is permitted under applicable law, this consent to personal jurisdiction will be self-operative. Unless specifically defined herein, all capitalized terms used in this Guaranty will have the same meanings set forth in the Agreement.

12. GUARANTOR HEREBY ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY AND THE RIGHT TO CLAIM OR

RECEIVE PUNITIVE DAMAGES IN ANY LITIGATION, ACTION, CLAIM, SUIT OR PROCEEDING, AT LAW OR IN EQUITY, ARISING OUT OF, PERTAINING TO OR IN ANY WAY ASSOCIATED WITH THE COVENANTS, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES SET FORTH IN THIS GUARANTY, THE RELATIONSHIPS OF THE PARTIES HERETO, WHETHER AS "GUARANTOR" OR OTHERWISE, THE AGREEMENT OR ANY OTHER MARRIOTT AGREEMENT, OR ANY ACTIONS OR OMISSIONS IN CONNECTION WITH ANY OF THE FOREGOING. THE FOREGOING PROVISIONS OF THIS SECTION CONSTITUTE THE WRITTEN CONSENT OF GUARANTOR TO WAIVE RIGHT TO A JURY TRIAL, AS CONTEMPLATED BY CCP 631(d)(2) AND FRANCHISOR MAY SUBMIT THE PROVISIONS OF THIS SECTION TO THE APPLICABLE COURT OR JUDICIAL BODY TO EVIDENCE SUCH CONSENT.

{Signatures appear on the following page.}

IN WITNESS WHEREOF, the undersigned has executed this Guaranty, under seal, as of the date first above written.

GUARANTOR:

BRETT C. MOODY

WITNESS:

McGinnis

Witness

______________________ (SEAL)

Brett C. Moody, an individual

ADDRESS FOR NOTICES TO GUARANTOR:

6363 Woodway, Suite 110
Houston, TX 77057